US

Blackstone Senior Floating Rate 2027 Term Fund

Portfolio of Investments
March 31, 2023 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS - 135.73%(a)
Aerospace & Defense - 5.10%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,371,648	$1,344,215
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	2,003,510	1,733,036
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	407,494	352,482
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,689,599	1,330,559
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,306,281	2,282,261
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	1,520,576	1,518,295
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 3.50%, 12/06/2028	859,231	856,241
		9,417,089

Air Freight & Logistics - 2.33%
Kenan Advantage Group, Inc., The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,097,194	1,091,253
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,668,521	1,620,551
XPO Logistics Inc, First Lien Refinancing Term Loan, First Lien Term Loan, 1M US L + 1.75%, 02/24/2025	1,600,000	1,598,800
		4,310,604

Automobile Components - 1.16%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,468,320	1,404,448
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	750,807	738,017
		2,142,465

Banks - 0.39%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	753,273	728,479

Beverages - 0.90%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,843,005	1,661,589

Biotechnology - 0.74%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 1M US L + 2.00%, 11/15/2027	1,400,861	1,374,889

Broadline Retail - 0.91%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,691,392	1,687,866

Building Products - 2.83%
Chariot Buyer LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 11/03/2028	1,058,945	1,019,764
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,687,460	1,505,156
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	2,038,139	1,961,708
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	765,073	739,359
		5,225,987

Capital Markets - 1.17%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	749,078	733,471
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 06/30/2028	1,444,684	1,425,339
		2,158,810

	Principal
	Amount	Value

Chemicals - 2.27%
Eco Services Operations Corp., First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	$997,462	$991,228
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	1,148,016	1,133,189
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/30/2028	744,521	738,379
Messer Industries Llc Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	911,113	910,306
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US L + 0.00%, 03/02/2028	425,532	425,000
		4,198,102

Commercial Services & Supplies - 4.38%
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	1,074,290	991,924
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,589,107	1,584,467
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	119,934	119,584
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	601,071	531,825
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,101,356	1,092,413
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25, 1.50 PIK, 06/29/2026(b)	589,725	317,714
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,263,900	1,225,452
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	573,613	556,884
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	713,846	658,523
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	1,082,192	916,892
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 2.75%, 02/05/2026	90,208	88,723
		8,084,401

Communications Equipment - 0.44%
Commscope, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 04/06/2026	597,028	575,852
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	854,492	241,394
		817,246

Construction & Engineering - 2.63%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	1,434,335	1,402,063
APi Group DE, Inc., First Lien Term Loan, 1M US L + 2.75%, 01/03/2029	907,832	908,967
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	1,073,434	1,069,527
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	1,581,402	1,478,121
		4,858,678

Construction Materials - 2.25%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 02/01/2027	1,496,134	1,476,265
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	2,708,150	2,684,670
		4,160,935

Containers & Packaging - 1.52%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	271,003	270,411
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	565,714	549,275
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US L + 1.75%, 02/04/2027	1,690,044	1,679,862
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	800,000	76,000
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	234,745	227,519
		2,803,067

Distributors - 0.75%
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	1,455,154	1,375,346

Diversified Consumer Services - 4.60%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	571,298	565,942
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	1,237,812	1,226,207

	Principal
	Amount	Value

Diversified Consumer Services (continued)
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027(c)	$490,359	$56,798
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	230,265	222,015
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 0.75% Floor, 09/23/2026	1,393,646	1,391,110
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 03/02/2029(d)	511,022	486,748
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,769,622	1,746,175
TruGreen LP, First Lien Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/02/2027	1,346,565	1,246,838
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	1,561,431	1,557,855
		8,499,688

Diversified Telecommunication Services - 4.54%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	2,919,606	2,473,140
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,445,400	960,288
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	2,492,903	2,450,836
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	1,254,928	660,406
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,866,705	1,831,041
		8,375,711

Electric Utilities - 0.46%
Miron Technologies, Inc., TLB, First Lien Term Loan, 3M US L + 2.75%, 10/20/2028	845,741	841,115

Electrical Equipment - 0.76%
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,461,150	1,394,120

Electronic Equipment, Instruments & Components - 1.33%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	1,642,143	1,633,678
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	417,311	406,182
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	415,425
		2,455,285

Entertainment - 2.00%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	786,787	575,830
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/26/2026	1,367,822	1,320,803
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(d)	864,578	834,317
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/28/2025(c)	1,435,625	226,563
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 4.75%, 09/30/2026(c)	226,131	35,678
NASCAR Holdings, Inc., TLB, First Lien Term Loan, 1M US L + 2.50%, 10/19/2026	702,996	704,096
		3,697,287

Financial Services - 4.03%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US L + 1.75%, 04/28/2028	1,196,965	1,192,177
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	485,971	448,765
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	2,511,032	2,380,484
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	412,371	360,309
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	1,727,808	1,580,461
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(d)	1,467,749	1,469,584
		7,431,780

Food Products - 2.06%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 3M US L + 2.25%, 01/29/2027	2,682,074	2,650,345
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,162,993	1,156,690
		3,807,035

Ground Transportation - 1.56%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US L + 1.75%, 08/06/2027	1,343,059	1,322,913

	Principal
	Amount	Value

Ground Transportation (continued)
Uber Technologies, Inc., TLB, First Lien Term Loan 03/03/2030	1,566,585	$1,565,238
		2,888,151

Health Care Equipment & Supplies - 3.98%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	2,278,799	2,070,289
Bausch + Lomb Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 05/10/2027	747,786	728,052
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	155,679	92,901
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	576,079	519,911
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,011,129	1,852,471
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	833,310	779,274
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,345,026	1,300,189
		7,343,087

Health Care Providers & Services - 11.93%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	269,360	228,733
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	1,302,967	1,106,441
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	963,656	951,210
Electron Bidco, Inc., First Lien Term Loan, 1M US L + 3.00%, 11/01/2028	850,000	839,060
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027	1,441,298	367,531
3M US SOFR + 7.88%, 03/31/2027	222,825	188,658
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,965,526	535,606
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	2,324,867	1,644,844
Heartland Dental Care, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/30/2025(d)	964,931	921,509
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,091,050	1,029,226
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,392,207	1,329,558
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	932,550	892,917
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	66,562	64,856
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	925,785	674,666
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	2,230,213	1,716,650
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 03/02/2028	63,269	48,700
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,391,819	1,239,415
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,519,123	1,338,089
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(e)	186,114	182,449
3M US L + 3.25%, 0.50% Floor, 12/29/2028	1,241,991	1,217,536
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	1,598,132	1,546,992
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,120,000	1,004,640
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,284,438	1,256,430
Radiology Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 07/09/2025	913,380	740,692
Radnet Management, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 04/23/2028	1,150,000	1,143,296
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	1,121,597	964,573
		23,174,277

Health Care Technology - 2.34%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(e)	43,570	40,901
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	1,780,695	1,671,628
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	737,842	711,951
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,887,610	1,888,205
		4,312,685

	Principal
	Amount	Value

Hotels, Restaurants & Leisure - 6.79%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	$1,346,530	$1,335,872
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	1,690,790	1,688,414
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	1,382,445	1,322,958
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,330,581	1,326,143
Carnival Corp., First Lien Term Loan, 1M US L + 3.25%, 0.75% Floor, 10/18/2028	683,305	669,212
Chariot Buyer LLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,307,329	1,310,394
Delta 2 (Lux) Sarl, TLB, First Lien Term Loan, 1M US SOFR + 3.25%, 01/15/2030	288,485	288,967
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,147,103	1,131,985
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	1,236,188	1,237,857
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	998,000	982,960
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	1,258,788	1,247,427
		12,542,189

Independent Power and Renewable Electricity Producers - 0.80%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	1,343,023	1,336,819
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	156,027	143,898
		1,480,717

Industrial Conglomerates - 4.44%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	836,463	805,619
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	1,735,985	1,715,370
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	74,853	68,256
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,384,648	1,262,626
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	1,462,310	1,399,255
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,481,594	1,369,549
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,614,742	1,577,449
		8,198,124

Insurance - 2.55%
AmWINS Group, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.75% Floor, 02/19/2028	1,751,117	1,733,002
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	227,228	226,589
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	380,000	376,540
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 03/24/2030(d)	651,163	648,721
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,762,812	1,723,519
		4,708,371

Interactive Media & Services - 1.50%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	498,734	496,343
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	705,038	650,690
Momentive, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025	1,624,056	1,619,996
		2,767,029

IT Services - 4.01%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028(d)	1,354,978	1,341,428
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,581,655	1,470,496
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	2,362,609	2,214,946
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	887,889	854,118
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,136,551	1,120,924
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030(d)	411,432	410,918
		7,412,830

	Principal
	Amount	Value

Leisure Products - 1.03%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	$1,892,859	$1,892,859

Life Sciences Tools & Services - 2.69%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	1,397,462	1,389,252
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,526,925	1,308,865
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	898,741	895,932
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	1,392,654	1,378,992
		4,973,041

Machinery - 0.98%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	1,717,190	1,711,463
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	99,476	94,607
		1,806,070

Media - 8.96%
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,343,904	1,343,400
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,044,588	1,036,591
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,570,079	1,466,721
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	1,440,069	1,440,328
iHeartCommunications, Inc., First Lien New Term Loan, 1M US L + 3.00%, 05/01/2026	1,400,000	1,245,230
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	1,293,451	1,063,689
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	1,462,199	1,457,220
3M US SOFR + 4.25%, 06/24/2029	216,545	215,409
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	2,182,983	2,136,594
UPC Financing Partnership, First Lien Term Loan, 1M US L + 2.93%, 01/31/2029	500,000	491,148
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	1,694,655	1,670,930
1M US L + 3.25%, 01/31/2029	550,000	545,396
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	2,450,861	2,425,336
		16,537,992

Mortgage Real Estate Investment Trusts (REITs) - 0.30%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.25%, 04/23/2026	298,454	275,323
1M US L + 2.75%, 0.50% Floor, 04/23/2026	298,477	280,569
		555,892

Oil, Gas & Consumable Fuels - 1.49%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	756,132	755,293
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	1,625,470	1,578,445
WHITEWATER WHISTLER HOLDINGS, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	410,495	409,468
		2,743,206

Passenger Airlines - 3.33%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	897,744	897,466
American Airlines, Inc., First Lien 2020 Term Loan, 6M US L + 3.00%, 01/29/2027	1,380,522	1,350,689
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	608,917	596,358
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	2,141,337	2,125,727
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,178,203	1,172,460
		6,142,700

Pharmaceuticals - 1.26%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,396,125	1,368,083

	Principal
	Amount	Value

Pharmaceuticals (continued)
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	$1,040,524	$954,681
		2,322,764

Professional Services - 8.30%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US L + 2.75%, 0.50% Floor, 02/04/2028	795,939	794,260
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,865,513	1,688,289
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,840,207	1,575,355
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	567,442	423,811
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	304,000	281,326
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	1,336,947	1,336,667
Equiniti Group PLC, First Lien Term Loan, 6M US L + 4.75%, 12/11/2028	1,144,706	1,143,275
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US SOFR + 4.75%, 04/29/2029	656,071	583,084
Inmar, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/01/2024	595,276	572,304
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025	1,002,931	960,306
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,312,362	1,279,087
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 05/26/2026	1,500,094	1,481,343
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	162,722	159,062
Trans Union LLC, First Lien Term Loan, 1M US L + 1.75%, 11/16/2026	1,789,452	1,779,870
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	356,589	354,508
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	917,081	906,076
		15,318,623

Semiconductors & Semiconductor Equipment - 0.61%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,131,727	1,123,239

Software - 11.92%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	578,387	562,964
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	1,701,265	1,698,654
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,624,073	1,573,321
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	1,793,548	1,661,274
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	757,315	705,344
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/18/2027	904,944	871,009
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,343,468	1,326,359
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,074,472	1,856,133
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	765,110	734,506
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,552,645	1,367,103
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	249,736	201,662
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	537,313	326,686
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	1,572,568	1,567,654
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,698,602	1,406,808
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	404,932	382,660
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	324,423	302,748
Proofpoint, Inc., TL, First Lien Term Loan, 1M US L + 3.25%, 08/31/2028	1,147,096	1,123,833
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,397,854	1,148,183
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	814,435	762,955
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	199,460	198,179
1M US L + 2.25%, 0.50% Floor, 03/22/2029	300,540	298,611
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,154,769	1,923,132
		21,999,778

	Principal
	Amount	Value

Specialty Retail - 0.90%
EG Group, Ltd., First Lien Additional Facility Term Loan:
1M US L + 4.00%, 02/07/2025	$1,311,730	$1,258,749
1M US L + 4.25%, 0.50% Floor, 03/31/2026	220,714	211,830
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	198,438	190,423
		1,661,002

Technology Hardware, Storage & Peripherals - 0.70%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,516,200	1,298,246

Textiles, Apparel & Luxury Goods - 0.48%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	934,937	884,100

Trading Companies & Distributors - 1.81%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,791,184	1,745,115
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	1,735,887	1,602,987
		3,348,102

Wireless Telecommunication Services - 0.90%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,687,864	1,668,875

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $264,390,672)		250,611,523

COLLATERALIZED LOAN OBLIGATION SECURITIES - 6.57%(a)
Financial Services - 6.57%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(d)(f)	500,000	439,777
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(d)(f)	1,000,000	921,148
AMMC CLO 24, Ltd., 3M US L + 3.40%, 01/20/2035(d)(f)	800,000	731,449
Apidos CLO XXXV, 3M US L + 2.65%, 04/20/2034(d)(f)	800,000	726,896
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(d)(f)	500,000	453,312
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(d)(f)	1,000,000	915,073
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(d)(f)	625,000	537,423
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(d)(f)	834,000	675,014
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(d)(f)	500,000	447,701
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(d)(f)	500,000	435,881
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(d)(f)	1,000,000	908,059
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(d)(f)	500,000	405,608
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(d)(f)	750,000	658,972
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(d)(f)	500,000	440,494
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(d)(f)	1,000,000	869,756
Signal Peak CLO 10, Ltd., 3M US L + 3.20%, 01/24/2035(d)(f)	1,500,000	1,378,020
Sound Point CLO XXXII, Ltd., 3M US L + 6.70%, 10/25/2034(d)(f)	1,000,000	750,752
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(d)(f)	500,000	436,707
		12,132,042

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $13,372,792)		12,132,042

CORPORATE BONDS - 3.06%
Aerospace & Defense - 0.20%
Bombardier, Inc., 7.500%, 02/01/2029(f)	109,000	111,452
Rolls-Royce PLC, 3.630%, 10/14/2025(f)	60,000	57,150
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	65,000	55,164
TransDigm, Inc., 4.880%, 05/01/2029	110,000	97,480
Triumph Group, Inc., 7.750%, 08/15/2025	54,000	49,618
		370,864

Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	35,000	30,408

	Principal
	Amount	Value

Banks - 0.01%
LD Holdings Group LLC, 6.500%, 11/01/2025(f)	$43,000	$27,144

Broadline Retail - 0.03%
Macy's Retail Holdings LLC, 4.500%, 12/15/2034	7,000	5,101
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	50,000	47,562
		52,663

Building Products - 0.05%
Builders FirstSource, Inc., 4.250%, 02/01/2032(f)	80,000	69,783
JELD-WEN, Inc., 4.880%, 12/15/2027(f)	25,000	21,299
		91,082

Chemicals - 0.11%
Ashland LLC, 3.375%, 09/01/2031(f)	50,000	40,950
Chemours Co., 4.630%, 11/15/2029(f)	38,000	31,384
Methanex Corp., 5.250%, 12/15/2029	48,000	44,930
Rayonier AM Products, Inc., 7.625%, 01/15/2026(f)	50,000	47,080
Valvoline, Inc., 3.630%, 06/15/2031(f)	45,000	38,263
		202,607

Commercial Services & Supplies - 0.03%
GFL Environmental, Inc., 4.250%, 06/01/2025(f)	30,000	29,302
Stericycle, Inc., 3.880%, 01/15/2029(f)	35,000	30,597
		59,899

Communications Equipment - 0.02%
Viasat, Inc., 6.500%, 07/15/2028(f)	50,000	37,000

Consumer Finance - 0.18%
Enova International, Inc., 8.500%, 09/15/2025(f)	15,000	14,236
FirstCash, Inc.:
4.630%, 09/01/2028(f)	55,000	48,850
5.625%, 01/01/2030(f)	10,000	9,239
Goeasy, Ltd., 5.375%, 12/01/2024(f)	55,000	51,937
Navient Corp.:
4.880%, 03/15/2028	50,000	42,112
5.625%, 08/01/2033	55,000	40,872
OneMain Finance Corp.:
3.500%, 01/15/2027	10,000	8,404
3.880%, 09/15/2028	60,000	47,632
PRA Group, Inc., 8.375%, 02/01/2028(f)	55,000	55,040
World Acceptance Corp., 7.000%, 11/01/2026(f)	10,000	7,462
		325,784

Consumer Staples Distribution & Retail - 0.03%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(f)	50,000	50,178

Containers & Packaging - 0.06%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	10,000	9,508
OI European Group BV, 4.750%, 02/15/2030(f)	105,000	96,210
		105,718

Diversified Consumer Services - 0.02%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	20,000	18,998
Service Corp. International, 4.000%, 05/15/2031	15,000	13,186
		32,184

	Principal
	Amount	Value

Diversified REITs - 0.06%
Service Properties Trust:
4.750%, 10/01/2026	$55,000	$45,979
4.950%, 02/15/2027	75,000	63,567
		109,546

Diversified Telecommunication Services - 0.10%
Cogent Communications Group, Inc.:
3.500%, 05/01/2026(f)	30,000	28,002
7.000%, 06/15/2027(f)	30,000	29,772
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(f)	55,000	43,641
5.875%, 11/01/2029	13,000	9,926
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	75,000	71,085
		182,426

Electric Utilities - 0.03%
PG&E Corp., 5.250%, 07/01/2030	60,000	55,775

Energy Equipment & Services - 0.09%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	75,000	72,072
Oceaneering International, Inc., 6.000%, 02/01/2028	44,000	41,396
Transocean, Inc., 7.500%, 04/15/2031	70,000	53,272
		166,740

Entertainment - 0.02%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	58,000	38,198

Equity Real Estate Investment Trusts (REITs) - 0.05%
Iron Mountain, Inc., 5.625%, 07/15/2032(f)	110,000	100,595

Financial Services - 0.11%
MGIC Investment Corp., 5.250%, 08/15/2028	5,000	4,758
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	50,000	45,423
5.500%, 08/15/2028(f)	70,000	60,096
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(f)	95,000	75,740
5.750%, 09/15/2031(f)	15,000	11,895
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	5,000	4,355
		202,267

Food Products - 0.09%
B&G Foods, Inc., 5.250%, 04/01/2025	80,000	74,586
Post Holdings, Inc., 5.625%, 01/15/2028(f)	95,000	93,188
		167,774

Gas Utilities - 0.06%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.500%, 05/20/2025	70,000	67,225
5.875%, 08/20/2026	42,000	40,231
		107,456

Health Care Providers & Services - 0.09%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(f)	60,000	58,179
CHS/Community Health Systems, Inc.:
8.000%, 12/15/2027(f)	40,000	38,792
6.875%, 04/01/2028(f)	5,000	3,106
6.875%, 04/15/2029(f)	19,000	11,786
6.125%, 04/01/2030(f)	25,000	15,088
Encompass Health Corp., 4.750%, 02/01/2030	35,000	31,860
		158,811

	Principal
	Amount	Value

Hotels, Restaurants & Leisure - 0.35%
1011778 BC ULC / New Red Finance, Inc.:
4.380%, 01/15/2028(f)	$35,000	$32,346
3.500%, 02/15/2029(f)	50,000	44,814
Carnival Corp.:
7.625%, 03/01/2026(f)	117,000	106,877
5.750%, 03/01/2027(f)	5,000	4,107
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029	10,000	8,062
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(f)	110,000	106,342
Las Vegas Sands Corp., 3.900%, 08/08/2029	15,000	13,554
Life Time, Inc., 8.000%, 04/15/2026(f)	85,000	81,159
NCL Corp., Ltd., 5.875%, 03/15/2026(f)	38,000	32,382
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	35,000	31,451
5.375%, 07/15/2027(f)	10,000	8,919
7.500%, 10/15/2027	15,000	14,043
3.700%, 03/15/2028	60,000	49,148
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(f)	75,000	70,964
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.130%, 10/01/2029(f)	41,000	37,289
		641,457

Household Durables - 0.15%
Beazer Homes USA, Inc., 5.875%, 10/15/2027	55,000	50,177
Century Communities, Inc., 3.880%, 08/15/2029(f)	15,000	12,882
M/I Homes, Inc., 3.950%, 02/15/2030	36,000	30,570
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(f)	20,000	19,693
5.130%, 08/01/2030(f)	15,000	13,860
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	50,000	44,057
3.880%, 10/15/2031(f)	30,000	25,081
TopBuild Corp., 3.630%, 03/15/2029(f)	30,000	25,702
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	50,000	48,179
		270,201

Household Products - 0.06%
Central Garden & Pet Co., 4.120%, 10/15/2030	70,000	61,915
Energizer Holdings, Inc., 4.750%, 06/15/2028(f)	60,000	54,075
		115,990

Industrial Conglomerates - 0.06%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
6.250%, 05/15/2026	10,000	9,850
5.250%, 05/15/2027	10,000	9,395
4.380%, 02/01/2029	105,000	90,444
		109,689

Interactive Media & Services - 0.05%
Cinemark USA, Inc.:
5.875%, 03/15/2026(f)	70,000	66,103
5.250%, 07/15/2028(f)	20,000	17,323
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	17,000	14,556
		97,982

IT Services - 0.03%
Gartner, Inc., 4.500%, 07/01/2028(f)	40,000	38,007
Science Applications International Corp., 4.880%, 04/01/2028(f)	20,000	18,648
		56,655

Leisure Products - 0.01%
Vista Outdoor, Inc., 4.500%, 03/15/2029	19,000	15,359

	Principal
	Amount	Value

Machinery - 0.02%
Allison Transmission, Inc.:
5.875%, 06/01/2029(f)	$30,000	$29,244
3.750%, 01/30/2031(f)	20,000	17,085
		46,329

Media - 0.06%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(f)	30,000	27,711
5.375%, 06/01/2029(f)	12,000	11,032
4.750%, 03/01/2030(f)	5,000	4,338
Century Communities, Inc., 6.750%, 06/01/2027	30,000	29,959
Nexstar Media, Inc., 5.625%, 07/15/2027(f)	15,000	13,877
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	13,000	12,310
Urban One, Inc., 7.375%, 02/01/2028(f)	12,000	10,913
		110,140

Metals & Mining - 0.13%
Coeur Mining, Inc., 5.130%, 02/15/2029	10,000	8,488
FMG Resources August 2006 Pty, Ltd., 6.125%, 04/15/2032(f)	54,000	52,050
IAMGOLD Corp., 5.750%, 10/15/2028(f)	30,000	23,212
Mineral Resources, Ltd., 8.500%, 05/01/2030(f)	100,000	102,730
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	28,000	24,411
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	23,000	20,893
		231,784

Mortgage Real Estate Investment Trusts (REITs) - 0.05%
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	10,000	8,319
4.380%, 01/15/2027(f)	100,000	82,760
		91,079

Multiline Retail - 0.01%
Macy's Retail Holdings LLC, 5.875%, 04/01/2029(f)	15,000	13,892

Oil, Gas & Consumable Fuels - 0.32%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
7.875%, 05/15/2026(f)	20,000	20,385
5.750%, 03/01/2027(f)	30,000	29,349
5.750%, 01/15/2028(f)	50,000	47,460
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(f)	27,000	25,729
Civitas Resources, Inc., 5.000%, 10/15/2026(f)	50,000	47,063
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	20,000	19,556
CVR Energy, Inc., 5.750%, 02/15/2028(f)	55,000	50,532
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	25,000	22,913
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	75,000	71,277
4.250%, 02/15/2030(f)	20,000	17,886
NuStar Logistics LP, 6.000%, 06/01/2026	50,000	49,074
Occidental Petroleum Corp., 8.875%, 07/15/2030	46,000	53,547
Parkland Corp.:
5.875%, 07/15/2027(f)	40,000	38,855
4.630%, 05/01/2030(f)	35,000	31,167
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	70,000	64,342
		589,135

Passenger Airlines - 0.01%
American Airlines Group, Inc., 3.750%, 03/01/2025(f)	20,000	18,372

Personal Care Products - 0.01%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(f)	25,000	23,603

	Principal
	Amount	Value

Personal Products - 0.03%
Edgewell Personal Care Co., 5.500%, 06/01/2028(f)	$50,000	$47,970

Professional Services - 0.01%
TriNet Group, Inc., 3.500%, 03/01/2029(f)	25,000	21,408

Real Estate Management & Development - 0.05%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	30,000	27,027
Howard Hughes Corp., 4.380%, 02/01/2031(f)	74,000	59,665
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	10,000	7,962
5.000%, 03/01/2031	10,000	7,347
		102,001

Software - 0.08%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	35,000	32,495
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	30,000	26,664
Open Text Corp.:
3.880%, 02/15/2028(f)	95,000	84,906
3.880%, 12/01/2029(f)	10,000	8,429
		152,494

Specialty Retail - 0.04%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(f)	60,000	52,644
Foot Locker, Inc., 4.000%, 10/01/2029(f)	15,000	12,531
Sonic Automotive, Inc., 4.880%, 11/15/2031(f)	20,000	16,147
		81,322

Technology Hardware, Storage & Peripherals - 0.07%
Seagate HDD Cayman, 4.120%, 01/15/2031	30,000	25,152
Xerox Holdings Corp.:
5.000%, 08/15/2025(f)	55,000	51,953
5.500%, 08/15/2028(f)	55,000	47,659
		124,764

Textiles, Apparel & Luxury Goods - 0.00%
Wolverine World Wide, Inc., 4.000%, 08/15/2029	4,000	3,255

Thrifts & Mortgage Finance - 0.00%
PennyMac Financial Services, Inc., 5.375%, 10/15/2025(f)	10,000	9,351

TOTAL CORPORATE BONDS
(Cost $5,632,245)		5,649,351

	Shares	Value
COMMON STOCK - 0.22%
Health Care Equipment & Supplies - 0.22%
Carestream Health Holdings Inc(d)(g)	55,510	416,325

TOTAL COMMON STOCK
(Cost $1,051,360)		416,325

Total Investments- 145.58%
(Cost $284,447,069)		$268,809,241

Liabilities in Excess of Other Assets - (7.67)%		(14,165,993)

Leverage Facility - (37.91)%		(70,000,000)

Net Assets - 100.00%		$184,643,248

Amounts above are shown as a percentage of net assets as of March 31, 2023.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2023 was 4.85%
3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%
6M US L - 6 Month LIBOR as of March 31, 2023 was 5.31%
1M US SOFR - 1 Month US SOFR as of March 31, 2023 was 4.63%
3M US SOFR - 3 Month US SOFR as of March 31, 2023 was 4.51%
6M US SOFR - 6 Month US SOFR as of March 31, 2023 was 4.09%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(c)	Security is in default as of period end and is therefore non-income producing.
(d)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	A portion of this position was not funded as of March 31, 2023. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2023, the Fund has unfunded delayed draw loans in the amount of $179,502. Fair value of these unfunded delayed draws was $168,707.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $16,147,855, which represented approximately 8.75% of net assets as of March 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund) (“BSL”, the “Fund”, “we”, “us” or “our”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market (“ATM”) offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. For the period ended March 31, 2023, BSL has not sold any shares pursuant to this shelf registration.

The Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non‐diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of March 31, 2023:

Blackstone Senior Floating Rate 2027 Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Diversified Consumer Services	$–	$8,012,940	$486,748	$8,499,688
Entertainment	–	2,862,970	834,317	3,697,287
Financial Services	–	5,962,196	1,469,584	7,431,780
Health Care Providers & Services	–	22,252,768	921,509	23,174,277
Insurance	–	4,059,650	648,721	4,708,371
IT Services	–	5,660,484	1,752,346	7,412,830
Other	–	195,687,290	–	195,687,290
Collateralized Loan Obligation Securities
Financial Services	–	–	12,132,042	12,132,042
Corporate Bonds	–	5,649,351	–	5,649,351
Common Stock
Health Care Equipment & Supplies	–	–	416,325	416,325
Total	$–	$250,147,649	$18,661,592	$268,809,241

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(6,472)	–	(6,472)
Total	–	(6,472)	–	(6,472)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of December 31, 2022	$7,789,140	$13,629,173	$-	$21,418,313
Accrued Discount/premium	5,912	5,218	-	11,130
Return of Capital	-	-	-	-
Realized Gain/(Loss)	129	(41,587)	-	(41,458)
Change in Unrealized Appreciation/(Depreciation)	100,458	(7,154)	-	93,304
Purchases(1)	2,668,184	-	-	2,668,184
Sales Proceeds(2)	(8,469)	(1,453,608)	-	(1,462,077)
Transfer into Level 3	1,469,584	-	416,325	1,885,909
Transfer Out of Level 3	(5,911,713)	-	-	(5,911,713)
Balance as of March 31, 2023	$6,113,225	$12,132,042	$416,325	$18,661,592
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$44,444	$(133,111)	$(416,326)	$(504,993)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2023:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$6,113,225	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	12,132,042	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	416,325	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2023, 94.31% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2023, BSL had invested $10,526,872 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2023, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
VT Topco, Inc., First Lien 2021, Delayed Draw Term Loan	$1,939	$1,916	$(24)
AthenaHealth Group, Inc., Delayed Draw, First Lien Term Loan	175,073	164,350	(6,449)
Pediatric Associates Holding Co. LLC, First Lien Term Loan	2,490	2,441	1
	$179,502	$168,707	$(6,472)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended March 31, 2023, BSL recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $31,446.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”). BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021, November 29, 2021 and September 30, 2022, to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund's Leverage Facility is charged at a rate of 0.90% above adjusted term SOFR with respect to BSL Tranche A Loans, 1.20% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.05% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BSL Tranche A Loans and BSL Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2023, BSL had borrowings outstanding under its Leverage Facility of $70,000,000, at an interest rate of 5.61%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2023, the average borrowings under BSL’s Leverage Facility and the weighted average interest rate were $74,100,000 and 5.49%, respectively. During the period ended March 31, 2023, the Fund incurred $43,219 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2023, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2023, BSL’s leverage represented 27.49% of the Fund’s Managed Assets.